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                                                                   EXHIBIT 10.20


                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT
                  ------------------------------------------


     This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the "Amendment") is entered into as of this 11th day of February, 1999, by and among USTMAN TECHNOLOGIES, INC., formerly known as WATSON GENERAL CORPORATION, a California corporation (the "Company"), and SAGAPONACK PARTNERS, L.P., a Delaware limited partnership and SAGAPONACK INTERNATIONAL PARTNERS, L.P., a Cayman Islands limited partnership (each, an "Investor" and together, the "Investors").

                                   BACKGROUND
                                   ----------

     The Company and the Investors previously entered into a Securities Purchase Agreement (the "Agreement") dated May 22, 1997. Unless otherwise indicated, all capitalized terms used in the Amendment which are defined in the Agreement shall have the meaning ascribed to them in the Agreement. The Company and the Investors desire to amend the Agreement, as set forth hereinafter.

     NOW, THEREFORE, the Company and the Investors hereby agree as follows:

     1.   Exchange of Loan and Interest For Preferred Stock.  The Company and
          -------------------------------------------------
the Investors hereby agree that, effective retroactive to July 1, 1998 (the "Exchange Date"), the Senior Subordinated Notes and all interest accrued thereon shall be exchanged by the Investors for $8,676,000 principal amount of the Company's Series A Preferred Stock (the "Preferred Stock"). The rights, preferences, privileges, and other terms of the Preferred Stock are set forth on Exhibit A hereto. The Company and Investors agree that, as of the Exchange Date, the aggregate principal amount of the Senior Subordinated Notes after original issue discount was $6,216,667 (with a face amount of $7,000,000) and the aggregate amount of accrued interest thereon was $2,459,034 (including interest payable in warrants).

          1.1 The Investors shall deliver to the Company for cancellation, promptly after the execution of this Amendment, the Senior Subordinated Notes.

          1.2 The Company shall deliver one or more certificates representing the Preferred Stock to the Investors promptly after the execution of this Amendment.

          1.3 The Investors shall not be entitled to interest on the Senior Subordinated Notes on or after the Exchange Date, but the Preferred Stock shall be deemed to be outstanding on and after the Exchange Date for purposes of the dividend thereon.

     2.   Deletion of Certain Provisions of the Agreement.  The Company and the
          -----------------------------------------------
Investors hereby amend the Agreement as follows:

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          2.1  Section 2.2.8 (Adjustment in Base Ownership Percentage) of the
     Agreement is hereby deleted in its entirety.

          2.2 Section 2.10 (Issuance of Adjustment Warrants) of the Agreement is hereby deleted in its entirety.

          2.3 The first sentence of Section 5 of the Agreement is amended to read as follows:

               "Company covenants that so long as any of the Obligations of Company to any Investor hereunder remains outstanding, and so long as any of the Series A Preferred Stock of Company remains outstanding, Company shall, and shall cause each of Company's Affiliated Companies to:"

          2.4 The first sentence of Section 6 of the Agreement is amended to read as follows:

               "Company further covenants that so long as any of the Obligations of Company to any Investor hereunder remains outstanding, and so long as any of the Series A Preferred Stock of Company remains outstanding, Company shall not, and shall not allow any of Company's Affiliated Companies to, unless the prior written consent of the Investors is obtained:"

     3.  All Other Provisions of Agreement Unaffected.  Except as specifically
         --------------------------------------------
provided in this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect.

     4.  Miscellaneous.
         -------------

          4.1  Expenses.  The Company shall reimburse the Investors for their
               --------
expenses, including the fees and disbursements of their respective counsel, in connection with the negotiation, preparation and execution of this Amendment and the consummation of the transactions contemplated herein.

          4.2  Modification; Waiver.  No modification of or amendment to this
               --------------------
Amendment shall be valid unless in a writing signed by the parties hereto referring specifically to this Amendment and stating the parties' intention to modify or amend the same. Any waiver of any term or condition of this Amendment must be in a writing signed by the party or parties sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Amendment.

          4.3  Captions.  The headings of the sections of this Amendment are
               --------
intended solely for convenience of reference and are not intended and shall not be deemed for any purpose whatever to modify or explain or place any construction upon any of the provisions of this Amendment.

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          4.4  Legal Counsel.  Each party to this Amendment has had access to
               -------------
legal counsel in connection with the negotiation of the terms of this Amendment.

          4.5  Governing Law; Consent to Jurisdiction and Service.  THIS
               --------------------------------------------------
AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES CREATED HEREBY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW AND CHOICE OF LAW PROVISIONS THEREOF. THE PARTIES CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK, NEW YORK.

          4.6  Severability of Provisions.  If a court or an arbitrator of
               --------------------------
competent jurisdiction holds any provision of this Amendment to be illegal, unenforceable or invalid in whole or in part for any reason, such provision shall be adjusted rather than voided, if possible to achieve the intent of the parties to the extent possible, and in any event the validity and enforceability of the remaining sections shall not be affected unless an essential purpose of this Amendment would be defeated by the loss of the illegal, unenforceable, or invalid provision.

          4.7  Word Usage.  Unless the context clearly requires otherwise, (a)
               ----------
the plural and singular numbers shall each be deemed to include the other; (b) the masculine, feminine and neuter genders shall each be deemed to include the others; (c) "shall," "will," or "agrees" are mandatory, and "may" is permissive;
(d) "or" is not exclusive; and (e) "includes" and "including" are not limiting.

          4.8  Equitable Relief.  Each party acknowledges that, in the event of
               ----------------
any breach of this Amendment by a party, the other party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that such other party, in addition to any other remedy to which it may be entitled, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Amendment and to compel specific performance of this Amendment.

          4.9    Arbitration.  Any controversy or claim arising out of or
                 -----------
relating to the terms of this Amendment, or otherwise related to the compliance by either party with its obligations hereunder, shall be settled by binding arbitration in New York, New York. The arbitration shall be conducted by American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. Any party to this Amendment may submit to arbitration any controversy or claim hereunder. The arbitrator shall have the right to grant reasonable attorneys fees to the prevailing party.

          4.10  Binding Effect.  This Amendment shall be binding upon, and inure
                ---------------
to the benefit of, the parties hereto and their respective representatives, successors, heirs and assigns. However, except as otherwise expressly provided herein, this Amendment is not for the benefit of any person not a party hereto or specifically identified as a beneficiary herein, and is not intended to constitute a third party beneficiary contract.

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          4.11  Assignment.   This Amendment and each party's rights hereunder
                ----------
may not be assigned without the prior written consent of the other parties.

          4.14  Waivers and Consents.  All waivers and consents given hereunder
                --------------------
shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar.

          4.15 Indemnification.
               ---------------

          (a) Representative shall indemnify, defend, protect and hold Company and its employees, agents, officers, directors and shareholders harmless from and against any and all actions, claims, suits, losses, damages, costs and expenses, including without limitation reasonable attorneys' fees and costs of litigation and investigation, arising out of or related to the performance of any obligation of Representative under this Amendment, including without limitation the making by Representative of any unauthorized representation or misrepresentation concerning any of the Products, or arising out of or related to the breach by Representative of any representation, warranty or covenant of Representative pursuant to this Amendment.

          (B) Company shall indemnify, defend, protect and hold Representative harmless from and against any and all actions, claims, suits, losses, damages, costs and expenses, including without limitation reasonable attorneys' fees and costs of litigation and investigation, arising out of or related to the performance of any obligation of Company under this Amendment, or arising out of or related to the breach by Company of any representation, warranty or covenant of Company pursuant to this Amendment.

          4.16  Costs and Attorney's Fees.  In any litigation, arbitration or
                -------------------------
other proceeding by which one party either seeks to enforce its rights under this Amendment (whether in contract, tort, or both) or seeks a declaration of any rights or obligations under this Amendment, the prevailing party shall be awarded reasonable costs and expenses, including reasonable attorneys' fees, to resolve the dispute and to enforce the final judgment.

          4.17  Counterparts.  This Amendment may be executed in any number of
                ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          4.18  Entire Amendment.  This Amendment constitutes the entire
                ----------------
agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day set forth above.

                              USTMAN TECHNOLOGIES, INC.



                              By: s/ DAN R. COOK
                                  --------------
                              Title: President


                              SAGAPONACK PARTNERS, L.P.
                              By: RSP Capital L.L.C., its general partner



                              By: s/ BARRY S. ROSENSTEIN
                                  ----------------------
                              Title: Managing Partner


                              SAGAPONACK PARTNERS, L.P.
                              By: RSP Capital L.L.C., its general partner



                              By: s/ BARRY S. ROSENSTEIN
                                  ----------------------
                              Title: Managing Partner





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                                   EXHIBIT A

              Certificate of Designation of Rights, Preferences,
              --------------------------------------------------
          Privileges and Restrictions of Series A Preferred Stock of
          ----------------------------------------------------------
                           USTMAN TECHNOLOGIES, INC.
                           -------------------------



     The Board of Directors of USTMAN Technologies, Inc. (The "Company") does hereby provide for the issuance of a series of Preferred Stock of the Company and does hereby fix and determine the rights, preferences, privileges, restrictions and other matters related to said series of Preferred Stock as follows:

     1.  Designation.  The designation of this Preferred Stock shall be "Series
         -----------
A Preferred Stock" (hereinafter "Preferred Stock").

     2.  Authorized Number of Shares.  The maximum number of shares of Preferred
         ---------------------------
Stock shall be limited to Fifty Thousand (50,000) shares (the "Shares").

     3.  Face Amount of Shares.  Each Share shall have a face amount of One
         ---------------------
Thousand Dollars ($1,000).

     4.  Allocation Amount.  Each Share shall have an allocation amount (the
         -----------------
"Allocation Amount") for the purposes of liquidation priority and dividends which shall be determined from time to time by (i) obtaining the sum of Fifteen Million Dollars ($15,000,000) plus the amount of any dividends on Preferred Stock not declared for payment by the Company, as provided in Section 5, and
(ii) dividing such sum by the number of Shares then outstanding.

     5.  Dividends.  The Preferred Stock shall bear an annual Eight Percent (8%)
         ---------
cumulative dividend if and when declared for payment by the Board of Directors of the Company; provided, however, that the cumulative dividend shall increase to Fifteen Percent (15%) immediately after (i) a merger or consolidation of the Company with or into any other entity, in which the Company is not the surviving entity, or (ii) a sale of all or substantially all of the assets of the Company. The Allocation Amount shall increase by the amount of any dividends not declared for payment by the Company.

     6.  Liquidation Preference.  In the event of a liquidation, dissolution or
         ----------------------
winding up of the Company, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are stated capital or surplus of any nature, an amount equal to the Allocation Amount for each Share of Preferred Stock then outstanding before any payment shall be made or any assets distributed to the holders of Common Stock, and thereafter such holders shall not be entitled to receive any further amount. In the event that upon any such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets available for distribution among the holders of the Preferred Stock and any other class or series of preferred stock of the Company which may hereafter be created having parity with the Preferred Stock in liquidation preference shall be insufficient to permit payment of the full preferential amounts attributable to the
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Preferred Stock and such other class or series of preferred stock, then the entire assets of the Company available for distribution remaining after distribution to the holders of any other class or series of preferred stock of the Company which may hereafter be created having priority over the Preferred Stock in liquidation preference shall be distributed ratably among the holders of the Preferred Stock and any other class or series of preferred stock of the Company which may hereafter be created having parity with the Preferred Stock in proportion to the respective preferential amounts to which each is entitled.

     7.  Voting Rights.  The approval of the holders of a majority of the
         -------------
outstanding shares of Preferred Stock (voting as a separate class) shall be required with respect to any adverse change in the rights of the Preferred Stock and with respect to the issuance of any shares of preferred stock of the Company having priority over the Preferred Stock. The holders of the Preferred Stock shall possess no other voting rights or powers.

     8.  No Mandatory Redemption.  The Company shall have no mandatory right of
         -----------------------
redemption with respect to outstanding Shares of Preferred Stock.

     9.  No Conversion Rights.  The Preferred Stock is not convertible into
         --------------------
shares of Common Stock of the Company.